EXHIBIT 21.1
SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile
Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware	Rush Truck Center, Phoenix
Rush Peterbilt Truck Center, Phoenix
Rush Truck Center, Flagstaff
Rush Peterbilt Truck Center, Flagstaff
Rush Truck Center, Tucson
Rush Peterbilt Truck Center, Tucson
Rush Truck Center, Yuma
Rush Peterbilt Truck Center, Yuma
Rush Truck Centers of California, Inc.	Delaware	Rush Peterbilt Truck Center, Pico Rivera
Rush Truck Center, Pico Rivera
Rush Peterbilt Truck Center, Fontana
Rush Truck Center, Fontana
Rush Peterbilt Medium Duty Truck Center, Fontana
Rush Isuzu Trucks, Fontana
Rush Medium Duty Truck Center, Fontana
Rush Truck Center, Fontana Used Trucks
Rush Truck Center, Sylmar
Rush Peterbilt Truck Center, Sylmar
Rush Truck Center, Escondido
Rush Peterbilt Truck Center, Escondido
Rush Truck Center, San Diego
Rush Peterbilt Truck Center, San Diego
Rush Truck Center, San Luis Obispo
Rush Peterbilt Truck Center, San Luis Obispo
Rush Truck Center, Whittier
Rush Isuzu Truck, Whittier
Rush Peterbilt Truck Center, Whittier
Rush Medium Duty Truck Centers of Colorado, Inc.	Delaware	Rush Medium Duty Truck Center, Denver
Rush Medium Duty Ford Trucks, Denver
Rush Isuzu Trucks, Denver
Rush Truck Centers of Colorado, Inc.	Delaware	Rush Truck Centers, Inc.
Rush Peterbilt Truck Center, Denver
Rush Truck Center, Denver
Rush Peterbilt Truck Center, Greeley
Rush Truck Center, Greeley
Rush Peterbilt Truck Center, Pueblo
Rush Truck Center, Pueblo
Rush Truck Centers of Florida, Inc.	Delaware	Rush Isuzu Trucks, Orlando
Rush Truck Center, Orlando
Rush Isuzu Truck Center, Orlando
Rush Peterbilt Truck Center, Orlando
Rush Truck Center, Orlando Light and Medium Duty
Rush Truck Center, Orlando South
Rush Truck Center, Winter Garden
Rush Peterbilt Truck Center, Winter Garden
Rush Isuzu Trucks, Winter Garden
Rush Truck Center, Haines City
Rush Peterbilt Truck Center, Haines City
Rush Truck Center, Tampa

Rush Peterbilt Truck Center, Tampa
Rush Truck Center, Jacksonville
Rush Peterbilt Truck Center, Jacksonville
Rush Peterbilt Truck Center
Rush Truck Centers of Georgia, Inc.	Delaware	Rush Medium Duty Truck Center, Atlanta
Rush Isuzu Trucks, Atlanta
Rush Truck Center, Atlanta
Rush International Truck Center, Atlanta
Rush Collision Center, Atlanta
Rush Truck Center, Doraville
Rush International Truck Center, Doraville
Rush Isuzu Trucks, Doraville
Rush Truck Center, Kennesaw
Rush Peterbilt Truck Center, Kennesaw
Rush Truck Center, Smyrna
Rush Bus Center, Atlanta
Rush Bus Center, Tifton
Rush Truck Center, Columbus
Rush Truck Centers of Idaho, Inc.	Delaware	Rush International Truck Center, Boise
Rush International Truck Center, Twin Falls
Rush International Truck Center, Idaho Falls
Rush International Truck Center, Heyburn
Rush International Truck Center, Lewiston
Rush Truck Center, Boise
Rush Truck Center, Twin Falls
Rush Truck Center, Idaho Falls
Rush Truck Center, Heyburn
Rush Truck Center, Lewiston
Rush Truck Centers of New Mexico, Inc.	Delaware	Rush Truck Center, Albuquerque
Rush Peterbilt Truck Center, Albuquerque
Rush Truck Center, Las Cruces
Rush Peterbilt Truck Center, Las Cruces
Rush Truck Centers of North Carolina, Inc.	Delaware	Rush Collision Center, Charlotte
Rush International Truck Center, Charlotte
Rush Isuzu Trucks, Charlotte
Rush Peterbilt Truck Center, Charlotte
Rush Truck Center, Charlotte
Rush Truck Center Body Shop, Charlotte
Rush Truck Centers of Ohio, Inc.	Delaware	Rush Truck Center, Akron
Rush Isuzu Trucks, Akron
Rush Truck Center, Cincinnati
Rush Isuzu Trucks, Cincinnati
Rush Truck Center, Cleveland
Rush Isuzu Trucks, Cleveland
Rush Truck Center, Columbus East
Rush Isuzu Trucks, Columbus East
Rush Truck Center, Columbus West
Rush Isuzu Trucks, Columbus West
Rush Truck Center, Dayton
Rush Isuzu Trucks, Dayton
Rush Truck Center, Findlay
Rush Isuzu Trucks, Findlay
Rush Truck Center, Lima
Rush Isuzu Trucks, Lima
Rush Bus Center, Cincinnati
RTC Truck Parts

Rush Bus Center, Akron
Rush Bus Center, Cleveland
Rush Bus Center, Columbus East
Rush Bus Center, Columbus West
Rush Bus Center, Dayton
Rush Bus Center, Findlay
Rush Bus Center, Lima
Rush Truck Centers of Oklahoma, Inc.	Delaware	Rush Peterbilt Truck Center, Ardmore
Rush Peterbilt Truck Center, Oklahoma City
Rush Peterbilt Truck Center, Tulsa
Rush Truck Center, Ardmore
Rush Truck Center, Oklahoma City
Rush Truck Center, Tulsa
Rush Volvo Truck Center, Oklahoma City
Rush Volvo Truck Center, Tulsa
Rush Isuzu Trucks, Oklahoma City
Rush Used Truck Center, Tulsa
Rush Truck Rigging
Perfection Equipment
Perfection Truck Parts & Equipment, Oklahoma City
Perfection Truck Parts & Equipment, Tulsa
Perfection Crane Services
Translease
Oklahoma Trucks, Inc.
Tulsa Trucks, Inc.
Rush Truck Centers of Oregon, Inc.	Delaware	Rush International Truck Center, Ontario
Rush Truck Center, Ontario
Rush Truck Centers of Tennessee, Inc.	Delaware	Rush Truck Center, Nashville
Rush Peterbilt Truck Center, Nashville
Rush Truck Centers of Texas, L.P.	Texas	Custom Vehicle Solutions
Houston Peterbilt, Inc.
Laredo Peterbilt, Inc.
Lufkin Peterbilt, Inc.
Rush Bus Center, Alice
Rush Bus Center, Austin
Rush Bus Center, Corpus Christi
Rush Bus Center, Dallas
Rush Bus Center, Dallas, Number 2
Rush Bus Center, Fort Worth
Rush Bus Center, Houston
Rush Bus Center, Laredo
Rush Bus Center, Lufkin
Rush Bus Center, Pharr
Rush Bus Center, San Antonio
Rush Bus Center, San Antonio, Number 2
Rush Bus Center, Sealy
Rush Bus Center, Selma
Rush Bus Center, Texarkana
Rush Bus Center, Tyler
Rush Bus Center, Waco
Rush GMC Truck Center of El Paso, Inc.
Rush Isuzu Trucks, Austin
Rush Isuzu Trucks, Dallas
Rush Isuzu Trucks, Texarkana
Rush Isuzu Trucks, El Paso
Rush Isuzu Trucks, Sealy

Rush Isuzu Trucks, Waco
Rush Isuzu Trucks, Dallas
Rush Medium Duty Truck Center, Dallas
Rush Medium Duty Truck Center, San Antonio
Rush Medium Duty Truck Center, Waco
Rush Peterbilt Truck Center, Abilene
Rush Peterbilt Truck Center, Alice
Rush Peterbilt Truck Center, Amarillo
Rush Peterbilt Truck Center, Austin
Rush Peterbilt Truck Center, Corpus Christi
Rush Peterbilt Truck Center, Dalhart
Rush Peterbilt Truck Center, Dallas
Rush Peterbilt Truck Center, El Paso
Rush Peterbilt Truck Center, Fort Worth
Rush Peterbilt Truck Center, Hereford
Rush Peterbilt Truck Center, Houston
Rush Peterbilt Truck Center, Houston Northwest
Rush Peterbilt Truck Center, Laredo
Rush Peterbilt Truck Center, Lubbock
Rush Peterbilt Truck Center, Lufkin
Rush Peterbilt Truck Center, Odessa
Rush Peterbilt Truck Center, Pharr
Rush Peterbilt Truck Center, San Antonio
Rush Peterbilt Truck Center, Sealy
Rush Peterbilt Truck Center, Texarkana
Rush Peterbilt Truck Center, Tyler
Rush Peterbilt Truck Center, Waco
Rush Refuse Systems
Rush Towing Systems
Rush Towing Systems, Houston
Rush Towing Systems, San Antonio
Rush Truck Center
Rush Truck Center, Abilene
Rush Truck Center, Alice
Rush Truck Center, Amarillo
Rush Truck Center, Austin
Rush Truck Center, Corpus Christi
Rush Truck Center, Dalhart
Rush Truck Center, Dallas
Rush Truck Center, Denton
Rush Truck Center, El Paso
Rush Truck Center, Fort Worth
Rush Truck Center, Hereford
Rush Truck Center, Houston
Rush Truck Center, Laredo
Rush Truck Center, Lubbock
Rush Truck Center, Lufkin
Rush Truck Center, Odessa
Rush Truck Center, Pharr
Rush Truck Center, San Antonio
Rush Truck Center, Sealy
Rush Truck Center, Texarkana
Rush Truck Center, Tyler
Rush Truck Center, Waco
Rush Used Truck Center, Austin
Rush Crane and Refuse Systems International

San Antonio Peterbilt, Inc.
San Antonio Peterbilt-GMC Truck, Inc.
World Wide Tires
Rush Truck Centers of Utah, Inc.	Delaware	Rush International Truck Center, Salt Lake City
Rush International Truck Center, Helper
Rush International Truck Center, Springville
Rush International Truck Center, St. George
Rush International Truck Center, Ogden
Rush Truck Center, Salt Lake City
Rush Truck Center, Helper
Rush Truck Center, Springville
Rush Truck Center, St. George
Rush Truck Center, Ogden
Rig Tough, Inc.	Delaware	None
Rush Truck Center of Albuquerque, Inc.	New Mexico	None
Rush GMC Truck Center of Tucson, Inc.	Delaware	None
Rush Accessories Corporation	Delaware	Chrome Country, Inc.
Rush Truck Leasing, Inc.	Delaware	Rush Crane Systems
Rush Idealease, Charlotte
Boise Idealease
Salt Lake City Idealease
Charlotte Idealease
Akron Idealease
Cincinnati Idealease
Cleveland Idealease West
Cleveland Idealease East
Columbus Idealease East
Columbus Idealease West
Dayton Idealease
Findlay Idealease
Lima Idealease
Rush Equipment Centers of Texas, Inc.	Delaware	Rush Equipment Center, Houston
Rushtex, Inc.	Delaware	None
Rushco, Inc.	Delaware	None
Rush Administrative Services, Inc.	Delaware	None
Rush Logistics, Inc.	Delaware	None
Rush Real Estate Holdings, Inc.	Delaware	None
International General Agency	Texas	None
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
AiRush, Inc.	Delaware	None
Commercial Vehicle Transportation, Inc.	Delaware	None
Rush Retail Centers, Inc.	Delaware	None
Associated Acceptance, Inc.	Texas	Associated Insurance Services
Automotive Industry Insurance
Associated Truck Insurance Services
Associated Acceptance of Florida, Inc.	Delaware	None
Associated Acceptance of Oklahoma, Inc.	Delaware	None
Advance Premium Finance, Inc.	California	None
Adams International Trucks, Inc.	Delaware	None